                             LETTER OF TRANSMITTAL

                                      FOR

                     9% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF

                            IXC COMMUNICATIONS, INC.

                     PURSUANT TO THE OFFER TO EXCHANGE ITS
                     9% SENIOR SUBORDINATED NOTES DUE 2008
                      WHICH HAVE BEEN REGISTERED UNDER THE
           SECURITIES ACT OF 1933 FOR ANY AND ALL OF ITS OUTSTANDING
                 9% SENIOR SUBORDINATED NOTES DUE 2008 PURSUANT
               TO THE PROSPECTUS DATED [                  ], 1998

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
[               ], 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD
NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     TO: IBJ SCHRODER BANK & TRUST COMPANY

                                    By Mail:

                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York 10274-0084
                Attention: Reorganization Operations Department

                        By Hand or by Overnight Courier:

                       IBJ Schroder Bank & Trust Company
                                One State Street
                            New York, New York 10004
                    Attention: Securities Processing Window
                              Subcellar One (SC-1)

                                 By facsimile:
                                 (212) 858-2611

                      Call (212) 858-2103 for confirmation

     Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     HOLDERS (AS DEFINED HEREIN) WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES (AS DEFINED HEREIN) FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated [               ], 1998, of IXC Communications, Inc.
(the "Issuer"), which, together with this Letter of Transmittal and the Instructions hereto (the "Letter of Transmittal"), constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its outstanding 9% Senior Subordinated Notes Due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 9% Senior Subordinated Notes Due 2008 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

     The Issuer has not entered into any arrangement or understanding with any person to distribute the New Notes to be received in the Exchange Offer and to the best of the Issuer's information and belief, each person participating in the Exchange Offer is acquiring the New Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Notes to be received in the Exchange Offer.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange
Offer -- Procedures for Tendering Old Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name the Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 9 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and liquidation preferences on a separately executed schedule and affix the schedule to this Letter of Transmittal.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW
--------------------------------------------------------------------------------

                                              DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT TENDERED
                                                            AGGREGATE PRINCIPAL AMOUNT      (MUST BE IN INTEGRAL
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)              REPRESENTED BY                 MULTIPLES
                (PLEASE FILL IN, IF BLANK)                       CERTIFICATE(S)*                OF $1,000)**
--------------------------------------------------------------------------------------------------------------------
                                                                                       |
                                                           ------------------------------------------------------
                                                                                       |
                                                           ------------------------------------------------------
                                                                                       |
                                                           ------------------------------------------------------
                                                                                       |
                                                           ------------------------------------------------------
                                                                                       |
                                                           ------------------------------------------------------
                                                                                       |
                                                           ------------------------------------------------------

                                                           TOTAL

--------------------------------------------------------------------------------
   * Need not be completed by holders tendering by book-entry transfers.

  ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
      If the space provided above is inadequate, list the principal amounts on a separate signed schedule and affix the list to this Letter of
      Transmittal.
      The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.
--------------------------------------------------------------------------------

============================================================

        SPECIAL ISSUANCE INSTRUCTIONS                          SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 3 AND 4)                             (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Old           To be completed ONLY if certificates for Old
Notes in principal amount not tendered are to          Notes in principal amount not tendered or not
be issued in the name of, or the New Notes in          accepted for exchange or the New Notes in
principal amount issued pursuant to the                principal amount issued pursuant to the
Exchange Offer are to be issued to the order           Exchange Offer are to be sent to someone other
of, someone other than the person or persons           than the person or persons whose signa-
whose signature(s) appear(s) within this               ture(s) appear(s) within this Letter of
Letter of Transmittal or issued to an address          Transmittal or to an address different from
different from that shown in the box entitled          that shown in the box entitled "Description of
"Description of Old Notes" within this Letter          Old Notes" within this Letter of Transmittal.
of Transmittal, or if Old Notes tendered by
book-entry transfer that are not accepted for
exchange are to be credited to an account
maintained at DTC.

ISSUE CERTIFICATE(S) TO:                               MAIL TO:

Name                                                   Name
       ---------------------------------------               ----------------------------------------
                (Please Print)                                         (Please Print)

Address                                                Address
         -------------------------------------                  -------------------------------------

----------------------------------------------         ----------------------------------------------
                                      Zip Code                                               Zip Code

----------------------------------------------         ----------------------------------------------
 (Tax Identification or Social Security No.)            (Tax Identification or Social Security No.)

============================================================

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE
    AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                   --------------------------------------------
    DTC Book-Entry Account No.:
                                 ----------------------------------------------
    Transaction Code No.:
                           ----------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s):
                                      ----------------------------------------
    Window Ticket Number (if any):
                                   -------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
                                                        ----------------------
    Name of Eligible Institution that Guaranteed Delivery:
                                                           -------------------
    DTC Book-Entry Account Number:
                                   -------------------------------------------
    If Delivery by Book-Entry Transfer, Complete the Following:
                                                                --------------
    Name of Tendering Institution: Transaction Code Number:
                                                            ------------------
   ------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
          --------------------------------------------------------------------
    Address:
             -----------------------------------------------------------------

    Ladies and Gentlemen:

     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Issuer, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants to the Company and the Exchange Agent that: (i) it has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, and to acquire New Notes in exchange for the Old Notes; and (ii) when the Old Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the "Staff") with respect to similar exchange offer transactions that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof who are not "affiliates" of the Issuer (within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that the New Notes are acquired in the ordinary course of such Holders' business, such Holders have no arrangements or understandings with any person to participate in any distribution (within the meaning of the Securities Act) of the New Notes and neither the Holders nor any other person is engaging in or intends to engage in a distribution of the New Notes. The undersigned acknowledges that if he or she is participating in the Exchange Offer for the purpose of distributing the New Notes, the undersigned (i) may not rely upon the interpretation of the Staff discussed above and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents and warrants that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer, the undersigned represents and warrants that it will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, and the undersigned acknowledges and agrees that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging, agreeing and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned Holder also represents and warrants that at the time of the consummation of the Exchange Offer (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements or understandings with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes or the Old Notes and (iii) such Holder is not an "affiliate" of the Issuer (within the meaning of Rule 405 of the Securities Act), or, if such Holder is an "affiliate," that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby.

     For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date or if the Issuer terminates the Exchange Offer prior to the Expiration Date, promptly after the Exchange Offer is terminated.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, legal representatives, successors, assigns, executors and administrators of the Holder.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event, in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE

     (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a properly guaranteed stock power.

X         ------------------------------------------------     Date:    ---------------------------------------------
X         ------------------------------------------------     Date:    ---------------------------------------------
           Signature(s) of Holder(s) or Authorized
           Signatory
Name(s): -------------------------------------------------     Address: ---------------------------------------------
           -----------------------------------------------
                                                               ------------------------------------------------------
           (Please Print)                                      (Including Zip Code)
Capacity: ------------------------------------------------     Area Code and Telephone No.: -------------------------
Social Security No.: -------------------------------------

--------------------------------------------------------------------------------
                 Signature Guarantee (See Instruction 3 Herein)
        Certain Signatures Must Be Guaranteed By An Eligible Institution

--------------------------------------------------------------------------------
             (Name of eligible institution guaranteeing signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and telephone number (including area code) of firm)

--------------------------------------------------------------------------------
                             (Authorized signature)

--------------------------------------------------------------------------------
                                 (Printed name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
      --------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal and the Prospectus must be received by the Exchange Agent at its address set forth herein prior to 5:00
p.m., New York City time, on [               ], 1998, unless extended (the
"Expiration Date"). The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Issuer.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to 5:00 p.m. New York City time, on the Expiration Date, must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender its Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance for exchange and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any of the conditions of the Exchange Offer or any defect, withdrawal, rejection of tender or irregularity in tender of any Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of any defects, withdrawals, rejections or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give any such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount of Old Notes tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes is not tendered, such Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange of any Old Notes accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Notes, nor provide a separate stock power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution (a medallion guarantor).

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who have not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts of Old Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a Holder whose offered Old Notes are accepted for exchange must provide the Company (as payor) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such Holder of New Notes will be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the Holder. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See instructions to the enclosed Form W-9.

     To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding; (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

     6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent in writing at the address indicated herein for further instruction.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange
Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

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          CERTIFICATE          |           OLD NOTES           |           OLD NOTES
          SURRENDERED          |           TENDERED            |           ACCEPTED
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

Delivery Prepared by _________________ Checked By _______________ Date _________